002-88566

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the
Guardian Portfolio (Class I) Prospectus
Guardian Portfolio (Class S) Prospectus
dated May 1, 2003

The following paragraphs are added after the first paragraph in the "Management" section of the Prospectus:

Ingrid S. Dyott is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. She has been an associate manager of the fund since December 2003 and has been a portfolio manager at Neuberger Berman since 1997. She was a research analyst and the project director for a social research group from 1995 to 1997.

Sajjad S. Ladiwala is a Vice President of Neuberger Berman Management and Neuberger Berman, LLC. He has been an associate manager of the fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

This supplement is dated December 19, 2003.